UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 14, 2021

Date of report (Date of earliest event reported)

IMAX Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive Mississauga, Ontario, Canada L5K 1B1 (905) 403-6500	902 Broadway, Floor 20 New York, New York, USA 10010 (212) 821-0100

(Address of principal executive offices, zip code, telephone numbers)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	IMAX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in the Form 10-Q filed by IMAX Corporation (the “Company”) on April 29, 2021, the Company’s Chief Financial Officer, Patrick McClymont, notified the Company on April 24, 2021 that he would be resigning from his position effective May 14, 2021, to pursue other career and personal interests. The Board of Directors of the Company entered into an offer letter (the “Offer Letter”) effective May 14, 2021 appointing Joseph Sparacio as interim Chief Financial Officer, commencing June 1, 2021, until the earlier of December 31, 2021 or when a permanent Chief Financial Officer is named.

Mr. Sparacio, age 61, served as Chief Financial Officer for Entertainment One Ltd. from November 2016 to January 2020 and Executive Board member from November 2017 to December 2019. Prior to joining Entertainment One Ltd., Mr. Sparacio served as the Company’s Chief Financial Officer from August 2007 to August 2016 and as Executive Vice President from May 2007 to August 2016. In addition, Mr. Sparacio served as an Executive Consultant to the Company from August 8, 2016 to November 13, 2016.

There are no arrangements or understandings between Mr. Sparacio and any other persons pursuant to which he was selected as interim Chief Financial Officer. There are no family relationships between Mr. Sparacio and any director or executive officer of the Company, and there are no related party transactions between the Company and Mr. Sparacio that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Pursuant to the Offer Letter, Mr. Sparacio’s annual base salary will be $500,000, and he will be eligible for a one-time equity award in the form of Restricted Share Units under the Company’s Second Amended and Restated Long-Term Incentive Plan (the “LTIP”) with an aggregate grant date fair market value equal to $650,000 (the “Signing Equity Grant”). The Signing Equity Grant will be subject to the terms and conditions of the LTIP and will vest in full upon the successful completion of Mr. Sparacio’s term as interim Chief Financial Officer. Mr. Sparacio will also be eligible for benefits that are offered generally to Company employees at his level, including reimbursement of travel expenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation
(Registrant)

Date: May 18, 2021	By:	/s/ Robert D. Lister
	Name:	Robert D. Lister
	Title:	Chief Legal Officer and Senior Executive Vice President

	By:	/s/ Kenneth I. Weissman
	Name:	Kenneth I. Weissman
	Title:	Senior Vice President, Legal Affairs and Corporate Secretary

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